UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 22, 2011

CALLAWAY GOLF COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-10962	95-3797580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2180 RUTHERFORD ROAD, CARLSBAD, CALIFORNIA	92008-7328
(Address of principal executive offices)	(Zip Code)

(760) 931-1771

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on June 30, 2011, Callaway Golf Company (the “Company”) entered into a Loan and Security Agreement among the Company, Callaway Golf Sales Company, Callaway Golf Ball Operations, Inc. and Callaway Golf Canada Ltd. (collectively with the Company, Callaway Golf Sales Company and Callaway Golf Ball Operations, Inc., the “U.S. and Canadian Borrowers”), Callaway Golf Interactive, Inc. and Callaway Golf International Sales Company (collectively with Callaway Golf Interactive, Inc., the “U.S. and Canadian Guarantors”), Bank of America, N.A., as administrative agent and collateral agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as sole lead arranger and sole bookrunner and certain financial institutions as lenders. As previously disclosed, an amendment and restatement of this asset-based facility increased the facility size effective July 22, 2011. On December 22, 2011, the U.S. and Canadian Borrowers, the U.S. and Canadian Guarantors, Callaway Golf Europe Ltd., Callaway Golf European Holding Company Limited, Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, as syndication agent, Wells Fargo Capital Finance, LLC, as documentation agent, and certain financial institutions as lenders amended and restated this asset-based credit facility (as amended, the “Amended ABL Facility”). The Amended ABL Facility provides a senior secured asset-based revolving credit facility of up to $230 million, comprising a $158,333,333 million U.S. facility (of which $20 million is available for letters of credit), a $31,666,667 million Canadian facility (of which $5 million is available for letters of credit) and a $40 million U.K. facility (of which $2 million is available for letters of credit), in each case subject to borrowing base availability under the applicable facility. Borrowing under the U.K. facility will be permitted upon satisfaction of customary conditions relating to delivery of U.K. collateral security documents.

The material terms of the Amended ABL Facility with regard to interest, monthly fees, repayment, representations and warranties, covenants, guaranties and security remain as disclosed in Item 1.01 of the Company’s Current Report on Form 8-K filed on July 6, 2011. The material terms of the Amended ABL Facility with regard to incremental commitments remain as disclosed in Item 1.01 of the Company’s Current Report on Form 8-K filed on July 27, 2011.

The foregoing description is qualified in its entirety by reference to the Amended ABL Facility, a copy of which is attached as Exhibit 10.1 and incorporated by reference in its entirety in this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Second Amended and Restated Loan and Security Agreement, dated as of December 22, 2011, among Callaway Golf Company, Callaway Golf Sales Company, Callaway Golf Ball Operations, Inc., Callaway Golf Canada Ltd., Callaway Golf Europe Ltd., Callaway Golf Interactive, Inc., Callaway Golf International Sales Company, Callaway Golf European Holding Company Limited, Bank of America, N.A., as administrative agent and collateral agent, UBS Securities LLC, as syndication agent, Wells Fargo Capital Finance, LLC, as documentation agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as sole lead arranger and sole bookrunner and certain financial institutions as lenders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 28, 2011

CALLAWAY GOLF COMPANY

By:	/s/ Brian P. Lynch
Name:	Brian P. Lynch
Title:	Vice President and Corporate
Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Second Amended and Restated Loan and Security Agreement, dated as of December 22, 2011, among Callaway Golf Company, Callaway Golf Sales Company, Callaway Golf Ball Operations, Inc., Callaway Golf Canada Ltd., Callaway Golf Europe Ltd., Callaway Golf Interactive, Inc., Callaway Golf International Sales Company, Callaway Golf European Holding Company Limited, Bank of America, N.A., as administrative agent and collateral agent, UBS Securities LLC, as syndication agent, Wells Fargo Capital Finance, LLC, as documentation agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as sole lead arranger and sole bookrunner and certain financial institutions as lenders.

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